UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 19, 2007

Impax Laboratories, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27354	65-0403311
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30831 Huntwood Avenue, Hayward, California		94544
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510-476-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 19, 2007, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that Abbott Laboratories has filed a lawsuit against the Company in the United States District Court for the District of Delaware alleging patent infringement related to the Company's filing of an Abbreviated New Drug Application (ANDA) for generic versions of Depakote(R) ER 250mg and 500mg tablets.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 - Press Release dated June 19, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impax Laboratories, Inc.

June 19, 2007	By:	/s/ Arthur A. Koch, Jr.

Name: Arthur A. Koch, Jr.
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	99.1 - Press release dated June 19, 2007